UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

SMART SAND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24 Waterway Avenue, Suite 350 The Woodlands, Texas 77380

(Address of principal executive offices and zip code)

(281) 231-2660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events.

Smart Sand, Inc. (the “Company”) will hold its Annual Meeting on Thursday, June 8, 2017 at 10:00 a.m. eastern time at the Westin in The Woodlands, Texas.  The Company’s shareholders on record at the close of business on Friday, April 21, 2017 will be entitled to notice of the Annual Meeting and to vote upon matters to be considered at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated: March 27, 2017	By:	/s/ Lee Beckelman
Lee Beckelman
Chief Financial Officer